Exhibit 10.1

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

AND MARCH 2010 WARRANTS

This Amendment No. 1 to Securities Purchase Agreement and March 2010 Warrants (this “Amendment”) is made and entered into as of January 8, 2015, and amends (i) that certain Securities Purchase Agreement, dated as of February 25, 2010, (the “Agreement”), by and among Cleveland Biolabs, Inc., a Delaware corporation (the “Company”), and the parties (each individually a “Purchaser,” and collectively the “Purchasers”) named on the purchaser signature pages attached thereto, and (ii) those certain Common Stock Purchase Warrants issued to the Purchasers pursuant to the Agreement. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

WHEREAS, the Company and the undersigned Purchasers desire to amend the Agreement to remove any and all restrictions on the Company’s ability to effect an issuance involving a Variable Rate Transaction and to amend each of the Warrants to extend the exercise period and provide anti-dilution protection for Variable Rate Transactions;

WHEREAS, Article 5.5 of the Agreement provides that the terms and provisions of the Agreement may be amended with the written consent of the Company and the Purchasers having original Subscription Amounts totaling at least 75% of the aggregate original Subscription Amounts at the Closing and Section 5(l) of the Warrants provides that the Warrants may be amended with the written consent of the Company and Holder of each Warrant (collectively, the “Required Purchasers”); and

WHEREAS, the undersigned are the holders (or their transferees) of the Subscription Amounts issued at the Closing under the Agreement and together the undersigned constitute the Required Purchasers.

NOW, THEREFORE, IN CONSIDERATION of the foregoing recitals and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

AMENDMENT TO AGREEMENT

1.1 Amendment to Section 1.1 of the Agreement. The definition of Variable Rate Transaction is hereby deleted in its entirety from Section 1.1 of the Agreement.

1.2 Amendment to Section 4.12(b) of the Agreement. Section 4.12(b) of the Agreement is hereby deleted in its entirety from the Agreement.

1.3 Amendment to Section 4.12(c) of the Agreement. Section 4.12(c) of the Agreement is hereby amended and restated in its entirety to read as follow:

“(c) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance.”

ARTICLE 2

AMENDMENT TO WARRANTS

2.1 Amendment to First Paragraph of the Warrants. The “Termination Date” of each of the Warrants (as defined in the first paragraph of the Warrants) is hereby amended to be “March 2, 2017.”

2.2 Amendment to Section 3(b) of the Warrants. The following sentence is hereby inserted at the end of Section 3(b) in each of the Warrants:

“Notwithstanding anything to the contrary, if the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall issue any Common Stock or Common Stock Equivalents entitled any Person to acquire shares of Common Stock in a Variable Rate Transaction (as defined below), then for every five million shares sold in a Variable Rate Transaction (i.e. at five million shares sold; ten million shares sold, etc.), the average share price of the last five million shares shall be calculated and that share price shall then become the Exercise Price of the Warrant if such price is lower than the Exercise Price then in effect on the date of sale of the 5,000,000 (five millionth) share used in the calculation. A “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.”

ARTICLE 3

MISCELLANEOUS

3.1 Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

3.3 Conflicts. In the event of any inconsistencies between this Amendment and the Agreement or Warrants, the terms of this Amendment shall govern. Except as provided for herein, all other terms and conditions of the Agreement and Warrants shall remain unchanged and the parties hereto reaffirm the terms and conditions of such Agreement and Warrants. This Amendment may only be amended by a document, in writing, of even or subsequent date hereof, executed by the Company and the Required Purchasers.

3.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

3.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY: CLEVELAND BIOLABS, INC.

By:	/s/ Yakov Kogan
Name:	Yakov Kogan
Title:	Chief Executive Officer

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:

Name:	MOG CAPITAL, LLC

By:	/s/ Jason Adler
Name:	Jason Adler
Title:	CEO

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:

Name:	Hammerman Capital Partners, LP

By:	/s/ Jason Hammerman
Name:	Jason Hammerman
Title:	Managing Member of GP

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:

Name:	HCP Opportunity Fund, LP

By:	/s/ Jason Hammerman
Name:	Jason Hammerman
Title:	Managing Member of GP

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:

Name:	2035718 ONTARIO INC

By:	/s/ Rick Kung
Name:	Rick Kung
Title:	President

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:

Name:	STARWOOD GROUP L.P.

By:	/s/ Robert Green
Name:	Robert Green
Title:	General Partner

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:

Name: Highbridge International LLC
By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Dorfman
Name:	Jonathan Dorfman
Title:	Managing Director

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Entity:	Rockmore Investment Master Fund Ltd

Name:	/s/ Bruce Bernstein

By:	Rockmore Investment Master Fund Ltd
Name:	Bruce Bernstein
Title:	President

Signature Page to First Amendment to Securities Purchase Agreement and March 2010 Warrants